Exhibit 99.1

Ebix Adds Two New Independent Nominees to its Board Slate for the 2014 Annual Meeting

ATLANTA - December 1, 2014 - Ebix, Inc. (NASDAQ: EBIX), a leading international supplier of on-demand software and e-commerce services to the insurance, financial and healthcare industries, today announced that they have added James A. Mitarotonda and Joseph R. Wright to the company’s slate of nominees to stand for election to the company's board of directors at the company's 2014 Annual Meeting of Stockholders.

As a part of an agreement reached with Barington Capital Group, L.P., which represents a group of investors that owns over 1.6% of Ebix’s common stock, Barington has agreed to vote its shares in support of all of the company's director nominees at the 2014 Annual Meeting. Barington has also agreed to certain customary “standstill” provisions. With these additions, the Ebix Board will expand to eight members, seven of whom are independent.

Robin Raina, Chairman of the Board and Chief Executive Officer of Ebix, said, “We have been actively searching for new independent Board members to add to our already highly qualified Board. We have shown a commitment to valuing the input of all our stockholders. Our productive conversations with Barington have allowed us to reach an agreement that is in the best interests of our stockholders and adds two new independent members to our Board. We are excited about our newest directors and I look forward to working with them as we execute our common goal of creating long-term stockholder value.”

James A. Mitarotonda, Chairman and Chief Executive Officer of Barington Capital Group stated, “Joe and I are delighted to join the Ebix Board. Ebix, under the leadership of Robin Raina, has an impressive record of profitable growth, and generates high margins due to its competitive position in attractive markets. We look forward to working collaboratively with our fellow Board members and Robin to drive value for all shareholders.”

Joseph R. Wright currently serves on President Obama and Secretary Hagel’s Defense Business Board. Besides being appointed to the President’s Commission on the U.S. Postal Service Reform and the National Security Telecommunications Advisory Committee by President George W. Bush, he has served in the US Government under previous administrations in varying capacities and has received the Distinguished Citizens Award from President Reagan in 1988. He is currently the Chairman of the Investment Committee of the ClearSky Fund of NextEra, is Executive Chairman of the Board of MTN Satellite Communications and serves as Senior Advisor to Chart Capital Partners and the Comvest Group.

James A. Mitarotonda is the chairman, president and chief executive officer of Barington Capital Group, L.P., an investment firm that has assisted numerous companies in improving their financial and share price performance. He currently serves as a director of A. Schulman, Inc. and The Pep Boys - Manny, Moe & Jack and is a former director of a number of publicly traded companies.

About Ebix, Inc.

A leading international supplier of On-Demand software and E-commerce services to the insurance, financial and healthcare industries, Ebix, Inc., (NASDAQ: EBIX) provides end-to-end solutions ranging from infrastructure exchanges, carrier systems, agency systems and risk compliance solutions to custom software development for all entities involved in the insurance industry.

With 40+ offices across Australia, Brazil, Canada, India, New Zealand, Singapore, the US and the UK, Ebix powers multiple exchanges across the world in the field of life, annuity, health and property & casualty insurance. Through its various SaaS-based software platforms, Ebix employs hundreds of insurance and technology professionals to provide products, support and consultancy to thousands of customers on six continents. For more information, visit the Company’s website at www.ebix.com.
About Barington Capital Group, L.P.
Barington Capital Group, L.P. is an investment firm that, through its affiliates, manages a value-oriented, activist investment fund that was established by James A. Mitarotonda in January 2000. The Fund invests in undervalued publicly traded companies that Barington believes could appreciate significantly in value as a result of a change in corporate strategy or from various operational, financial or corporate governance improvements. Barington’s investment team, senior advisors and industry contacts are seasoned operating specialists, experienced in working with companies to design and implement initiatives to improve their financial and share price performance.
SAFE HARBOR REGARDING FORWARD-LOOKING STATEMENTS
As used herein, the terms “Ebix,” “the Company,” “we,” “our” and “us” refer to Ebix, Inc., a Delaware corporation, and its consolidated subsidiaries as a combined entity, except where it is clear that the terms mean only Ebix, Inc.

Exhibit 99.1

The information contained in this Press Release contains forward-looking statements and information within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. This information includes assumptions made by, and information currently available to management, including statements regarding future economic performance and financial condition, liquidity and capital resources, acceptance of the Company’s products by the market, and management’s plans and objectives. In addition, certain statements included in this and our future filings with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by us or with our approval, which are not statements of historical fact, are forward-looking statements. Words such as “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “seeks,” “plan,” “project,” “continue,” “predict,” “will,” “should,” and other words or expressions of similar meaning are intended by the Company to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are found at various places throughout this report and in the documents incorporated herein by reference. These statements are based on our current expectations about future events or results and information that is currently available to us, involve assumptions, risks, and uncertainties, and speak only as of the date on which such statements are made.
Our actual results may differ materially from those expressed or implied in these forward-looking statements. Factors that may cause such a difference, include, but are not limited to those discussed in our Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as: the risk of an unfavorable outcome of the pending governmental investigations or shareholder class action lawsuits, reputational harm caused by such investigations and lawsuits, the willingness of independent insurance agencies to outsource their computer and other processing needs to third parties; pricing and other competitive pressures and the Company’s ability to gain or maintain share of sales as a result of actions by competitors and others; changes in estimates in critical accounting judgments; changes in or failure to comply with laws and regulations, including accounting standards, taxation requirements (including tax rate changes, new tax laws and revised tax interpretations) in domestic or foreign jurisdictions; exchange rate fluctuations and other risks associated with investments and operations in foreign countries (particularly in Australia and India wherein we have significant operations); equity markets, including market disruptions and significant interest rate fluctuations, which may impede our access to, or increase the cost of, external financing; and international conflict, including terrorist acts.
Except as expressly required by the federal securities laws, the Company undertakes no obligation to update any such factors, or to publicly announce the results of, or changes to any of the forward-looking statements contained herein to reflect future events, developments, changed circumstances, or for any other reason.
Readers should carefully review the disclosures and the risk factors described in the documents we file from time to time with the SEC, including future reports on Forms 10-Q and 8-K, and any amendments thereto.
You may obtain our SEC filings at our website, www.ebix.com under the “Investor Information” section, or over the Internet at the SEC’s website, www.sec.gov.
Contact:
Rebecca Kral, Edelman - 212-729-2483 or rebecca.kral@edelman.com
Aaron Tikkoo - 678-281-2027 or atikkoo@ebix.com